UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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SEVEN ARTS ENTERTAINMENT INC.
(Name of Registrant as Specified in Charter)

Not applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY COPIES

SEVEN ARTS ENTERTAINMENT INC.
_____________________________

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON  JANUARY __, 2013
_____________________________

To the Stockholders of Seven Arts Entertainment Inc.:

Notice is hereby given that a special meeting of the stockholders of Seven Arts Entertainment Inc. (“Company”) will be held on  January __, 2013 at 9:00 a.m., local time, at Company’s principal offices at 8439 Sunset Boulevard, Suite 402, West Hollywood, CA 90069, for the following purposes:

1.
Amendment to Articles of Incorporation . -  Preferred and Common Stock.  To approve an amendment to our Amended Article of Incorporation to designate 1,000,000 shares of the Company’s authorized capital stock as one or more series of preferred stock and to designate 249,000,000 shares of the Company’s authorized capital stock as common stock.

2.
Amendment to Articles of Incorporation – Increase Or Decrease In Shares of Common Stock.  To approve an amendment to our Amended Articles of Incorporation to authorize the Board of Directors without further stockholder approval from time to time to increase or decrease the number of authorized shares of common stock, such increase or decrease not to result in a change in the Company’s authorized capital stock except as required by the Nevada Revised Statutes.  This Proposal will not be adopted unless Proposal No. 3, below, is approved by stockholders.

3.
Amendment to Articles of Incorporation – Reclassification Unissued Shares.  To approve an amendment to our Amended Articles of Incorporation to Authorize the Board of Directors without further stockholder approval from time to time to reclassify unissued shares of capital stock as other classes or series of capital stock.  This Proposal will not be adopted unless Proposal No. 2, above, is approved by stockholders.

4.
Approval Of Revised 2012 Stock Incentive Plan.  To authorize the Board to increase the number of shares of the Company’s common stock issuable in the Company’s 2012 Stock Incentive Plan from 71,429 to 15,000,000.

5.	Other Business. To transact such other business as may properly come before the special meeting of stockholders or any adjournment thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this Notice.

Our board of directors has fixed the close of business on October 15, 2012 as the record date for determining the stockholders entitled to notice of and to vote at this special meeting of stockholders and at any adjournment thereof.

We have decided to take advantage of the rules of the Securities and Exchange Commission that allow issuers to furnish proxy materials to their stockholders on the Internet.  We believe that the rules will allow us to provide our stockholders with the information they need, while lowering the costs of delivery.  Whether or not you expect to attend the special meeting of stockholders in person, it is important that your shares are represented.  Please vote as soon as possible.

By Order of the Board,

By:	/s/ Peter M. Hoffman
Peter M. Hoffman
Chief Executive Officer
Los Angeles, California

December __, 2012

SEVEN ARTS ENTERTAINMENT INC.
8439 SUNSET BLVD., SUITE 402
WEST HOLLYWOOD, CA 90069
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PROXY STATEMENT

_____________________________

GENERAL INFORMATION

Proxy Solicitation

This proxy statement is furnished to stockholders of Seven Arts Entertainment Inc., a Nevada corporation (the “Company”), in connection with our solicitation of proxies for use in voting at our special meeting of stockholders (the “Special Meeting”) to be held on  January __, 2013 at 9:00 a.m., local time, at 8439 Sunset Blvd., Suite 402, West Hollywood, CA 90069 or at any adjournment thereof.  The purposes of the Special Meeting and the matters to be acted upon are set forth in the accompanying Notice relating to the Special Meeting.  Our board of directors (the “Board”) is not currently aware of any other matters that will come before the Special Meeting.

Pursuant to the rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the Internet.  Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders.  All stockholders will have the ability to access the proxy materials on a website referenced in the Notice or request to receive a printed set of the proxy materials.  Instructions regarding how to access the proxy materials over the Internet or to request a printed copy may be found on the Notice.  In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.

The Notice was mailed to stockholders, and the proxy materials were first given to stockholders via Internet access, on or about  December __, 2012.  On or before the time that the Notice was sent to stockholders, all materials identified in the Notice were publicly accessible, free of charge, at the website address specified in the Notice (http://www.Shareholdermaterial.com/SAPX) Such materials will remain available on that website for twelve months subsequent to the conclusion of the Special Meeting.

Our officers, agents, and employees may communicate with stockholders, banks, brokerage houses and others by telephone, facsimile or in person to request that proxies be furnished.  All expenses incurred in connection with this solicitation will be borne by us.

Voting and Proxy Revocability

If you are a stockholder of record, you may vote in person at the Special Meeting.  We will give you a ballot when you arrive.  If you are a record stockholder, but you do not wish to vote in person or if you will not be attending the Special Meeting, you may vote by proxy.  You can vote by proxy over the Internet by following the instructions provided in the Notice.  If you are a beneficial owner of shares held in street name, follow the voting instructions provided in the Notice and in any correspondence from the record stockholder.

You may revoke the authority granted by your execution and delivery of a proxy at any time before its effective exercise by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date, or by voting in person at the Special Meeting.  If you deliver an executed proxy, and it is not subsequently revoked, your shares will be voted in the manner you direct on your proxy card.  If no specifications are given, your shares will be voted in favor of Proposals No. 1 through No.  4 and in the discretion of the proxy holders as to any other matters that may properly come before the Special Meeting.

Record Date and Voting Rights

Only stockholders of record at the close of business on October 15, 2012 are entitled to notice of and to vote at the Special Meeting or any adjournment thereof.  On October 15, 2012, there were 12,481,654 shares of our common stock outstanding, each of which is entitled to one vote on each of the matters to be presented at the Special Meeting.  On October 15, 2012, there were outstanding 125,125 shares of our Series A Preferred Stock and 181,850 shares of our Series B Preferred Stock outstanding, which represent in total 16,650,986 (i.e., 119,168 + 16,531,818) votes on each of the matters to be presented at the Special Meeting.

A third of the outstanding shares entitled to vote must be present in person or represented by proxy at the Special Meeting in order to have a quorum for transaction of business.  Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum.  “Broker non-votes” are shares held by brokers or nominees which are not voted on a particular matter because instructions have not been received from the beneficial owner.  If there is a quorum:

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Upon the approval of a majority of the votes cast, the amendment to our Amended Articles of Incorporation to (i) designate 1,000,000 shares of the Company’s capital stock as one or more series of preferred shares and 249,000,000 shares of the Company’s capital stock as common shares, and (ii) authorize the Board of Directors to increase or decrease the number of shares of common stock of the Company and to reclassify unissued shares of common stock as other forms of capital stock, without stockholder approval will be approved.

●
Upon approval of a majority of the votes casts, the amendment to our Amended Articles of Incorporation to authorize the Board of Directors without further stockholder approval from time to time to increase or decrease the number of authorized shares of common stock, such increase or decrease not to result in a change in the Company’s authorized capital stock except as required by the Nevada Revised Statutes.  This Proposal No. 2 will not be adopted unless proposal No. 3 is approved by stockholders.

●
Upon approval of a majority of the votes cast, the amendment to our Amended Articles of Incorporation to authorize the Board of Directors without further stockholder approval from time to time to reclassify unissued shares of capital stock as other classes of capital stock will be approved.  The Proposal No. 3 will not be adopted unless Proposal No. 2 is approved by stockholders.

●
Upon the approval of a majority of the votes cast, the Board will be authorized to amend the Company’s Revised 2012 Stock Incentive Plan to increase the number of common shares issuable from 71,429 to 15,000,000 shares.

If you are a beneficial holder and do not provide specific voting instructions to your broker, the organization that holds your shares will not be authorized to vote on the proposed reverse split of our common stock.  Accordingly, we encourage you to vote promptly, even if you plan to attend the Special Meeting.

PROPOSAL NO. 1 – AMENDMENT TO ARTICLES – PREFERRED AND COMMON STOCK.  TO APPROVE AN AMENDMENT TO OUR AMENDED ARTICLE OF INCORPORATION TO DESIGNATE 1,000,000 SHARES OF THE COMPANY’S AUTHORIZED CAPITAL STOCK AS ONE OR MORE SERIES OF PREFERRED STOCK AND TO DESIGNATE 249,000,000 SHARES OF THE COMPANY’S CAPITAL STOCK AS COMMON STOCK

Background.  On March 25, 2012 at our 2012 Annual Meeting, our stockholders adopted an amendment to our then Amended Articles of Incorporation to increase the authorized shares of capital stock to 250,000,000.  Also at that Annual Meeting, our stockholders authorized our Board in its discretion to implement a reverse split of our common stock in a ratio of between 1-for-3 and 1-for-10 as determined by our Board.

On August 20, 2012, our Board authorized a 1-for-70 reverse split of our common stock in an effort to obtain a sustainable $1 bid price as part of our effort to continue our listing on The Nasdaq Capital Market.  The reverse split was a two-step reverse split.  The first step utilized the 1-for-10 authority that had been granted by our stockholders.  Because that authority had been granted by our stockholders without a requirement to that our authorized common stock be proportionately reduced, that split did not have any effect upon our outstanding authorized common (or capital) stock that had been increased at the Annual Meeting.  The second step in the reverse split process was a 1-for-7 reverse split.  This second step was authorized by our Board on August 20, 2012; however, because it also resulted in a reduction in our authorized common stock by a factor of seven (equivalent to the reverse split ratio of this second step), this second step did not require stockholder approval.  As a result of the August 20, 2012, Board actions, we effectuated a 1-for-70 reverse split of our common stock and reduced the number of shares of our authorized common stock from approximately 250,000,000 shares to 35,667,839 shares.  The 1-for-70 reverse split was effective as of the opening of the markets on September 4, 2012.

Pursuant to Nevada corporate law, the actions by our Board did not reduce the authorized number of shares of our capital stock, which remained at 250,000,000 shares.  Accordingly, we then had approximately 214,000,000 undesignated authorized shares of our capital stock.  That post-reverse-split number was determined as follows:

250,000,000                      authorized shares of capital stock
<35,667,839>                   authorized shares of Common Stock
<     125,125>                   authorized shares of Series A Preferred Stock
<     200,000>                   authorized shares of Series B Preferred Stock
214,007,036                      authorized, but undesignated shares of capital stock

Proposal No. 1 does not propose to alter the number of authorized shares of our capital stock.  It merely proposes to designate 213,332,161 of our undesignated shares as common stock, such that an aggregate of 249,000,000 of our currently authorized shares of capital stock would become designated as common stock.  The 249,000,000 newly designated authorized shares of common stock would include the currently designated 35,667,839 authorized shares of common stock.

Proposal No. 1 also proposes to designate the remaining 674,875 shares of our undesignated capital stock as preferred stock, such that an aggregate of 1,000,000 of our currently authorized shares of capital stock would become designated as common stock.  The 1,000,000 newly designated authorized shares of preferred stock would include the currently designated 125,125 shares of Series A preferred stock the currently designated 200,000 shares of Series B capital stock.

Purpose of Amendment

The Board believes that it is advisable and in our best interests and those of our stockholders to have available additional authorized but unissued shares of common stock in order to maintain our flexibility to use such shares for business and/or financing purposes in the future.  The newly designated shares of common stock, if and when issued, will have the same rights and privileges as the shares of common stock currently authorized, issued and outstanding.  The purposes of the designation of the number of shares of common and preferred stock and the authorization of the Board to reclassify common shares as other classes of capital stock or reduce or increase shares of common stock are:

●	Raising capital,
●	Expanding our business through acquisitions and other strategic transactions,
●	Paying stock dividends or effecting stock splits,
●	Providing equity incentives to employees, officers and directors, and
●	Other general corporate purposes.

Our current plans, agreements, arrangements, or understandings for the issuance of additional shares relate solely to (i) the shares of our common stock underlying the convertible securities disclosed in the Company’s prior filings on Form 10-Q and 10-K with the Securities and Exchange Commission and (ii) the shares of common stock, if any, that may be issuable upon the effectiveness of a Registration Statement on Form S-1 that we expect to file in the near term for the registration of shares of our common stock that will underlie the warrant dividend that we previously announced.

Like the currently authorized but unissued shares of our common stock, any additional shares of common stock authorized by this proposal would be available for issuance without further action by our stockholders, unless further action is required by law. The authorization of additional shares of common stock will enable us, as the need may arise, to take advantage of market conditions and favorable opportunities without the delay and expense associated with the holding of a special meeting of our stockholders. We have no current intention or plans to issue any further shares of preferred stock, whether of any currently designated series or otherwise.

Possible Effects Of Designating 249,000,000 Shares Of Capital Stock As Common Stock

The increase of our authorized number of shares of our common stock from 35,667,840 (at present) to 249,000,000 will result from the designation of an aggregate of 249,000,000 shares of our capital stock as common stock. The additional shares of common stock, by reason of their designation, would have the same rights and privileges as the shares of common stock currently authorized, issued, and outstanding.  Any issuance of additional shares of common stock would increase the number of outstanding shares of common stock and (unless such issuance was pro-rata among existing stockholders) the percentage ownership of existing stockholders would be diluted accordingly.

Although an increase in the authorized shares of common stock could, under certain circumstances, also be construed as having an anti-takeover effect (for example, by permitting easier dilution of the stock ownership of a person seeking to effect a change in the composition of our Board or contemplating a tender offer or other transaction resulting in our acquisition by another company), the proposed increase in shares authorized is not in response to any effort by any person or group to accumulate our common stock or to obtain control of us by any means.  In addition, the proposal is not part of any plan by our Board to recommend or implement a series of anti-takeover measures.

Resolution Adopting the Proposed Amendment

The following resolution, which will be presented at the Special Meeting, will adopt the proposed amendment to our Amended Articles of Incorporation to increase our authorized shares of capital stock.

RESOLVED, that Article III of the Articles of Incorporation, as amended, is hereby amended to read as follows:

Article III

The aggregate number of shares which the corporation shall have the authority to issue is 250,000,000 shares of stock at $0.01 per value.  The number of shares of common stock is designated as 249,000,000 and the number of shares of one or more classes of preferred stock is 1,000,000.

This Amendment will become effective immediately upon the filing of the Amendment with the office of the Secretary of State of the State of Nevada.  We expect to file the Amendment with the Secretary of State of the State of Nevada promptly upon approval by our stockholders.  However, the Board reserves its right to elect to abandon the Amendment if it determines, in its sole discretion, that this proposal is no longer in our best interests or those of our stockholders.

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Our Board recommends a vote FOR approval of the amendment of our Amended Articles of Incorporation to designate 1,000,000 shares of the Company’s capital stock as one or more classes of preferred shares and 249,000,000 shares of the Company’s capital stock as common shares.
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PROPOSAL NO. 2 - AMENDMENT TO ARTICLES – INCREASE OR DECREASE IN SHARES OF COMMON STOCK.  TO APPROVE AN AMENDMENT TO OUR AMENDED ARTICLES OF INCORPORATION TO AUTHORIZE THE BOARD OF DIRECTORS WITHOUT FURTHER STOCKHOLDER APPROVAL TO INCREASE OR DECREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM TIME TO TIME, SUCH INCREASE OR DECREASE NOT TO RESULT IN A CHANGE IN THE COMPANY’S AUTHORIZED CAPITAL STOCK EXCEPT AS REQUIRED BY THE NEVADA REVISED STATUTES.

Purpose of Amendment

The Board believes that it is advisable and in our best interests and those of our stockholders for our Board to have the authority to increase or decrease the number of our authorized but unissued shares of common stock in order to maintain our flexibility to use such increased or decreased number of shares of common stock for business and/or financing purposes in the future.  If the number of authorized shares of our common stock is decreased, such shares would become undesignated but would remain part of our authorized shares of capital stock.  The process of their re-designation by our Board is the subject of Proposal No. 3.  Shares of common stock, however, if and when issued, will have the same rights and privileges as the shares of common stock currently (or then) authorized, issued and outstanding.  The purposes of increase or reduction in shares of common stock are:

●	Raising capital,
●	Expanding our business through acquisitions and other strategic transactions,
●	Paying stock dividends or effecting stock splits,
●	Providing equity incentives to employees, officers and directors, and
●	Other general corporate purposes.

Our current plans, agreements, arrangements, or understandings for the issuance of additional shares relate solely to (i) the shares of our common stock underlying the convertible securities disclosed in the Company’s prior filings on Form 10-Q and 10-K with the Securities and Exchange Commission and (ii) the shares of common stock, if any, that may be issuable upon the effectiveness of a Registration Statement on Form S-1 that we expect to file i nthe near term for the registration of shares of our common stock that will underlie the warrant dividend that we previously announced.

Like the currently authorized but unissued shares of our common stock, any additional shares of common stock authorized by this proposal would be available for issuance without further action by our stockholders, unless further action is required by law. The authorization of additional shares of common stock will enable us, as the need may arise, to take advantage of market conditions and favorable opportunities without the delay and expense associated with the holding of a special meeting of our stockholders. We have no current intention or plans to issue any further shares of preferred stock, whether of any currently designated series or otherwise.

Possible Effects Of Increase or Decrease In Authorized Common Stock

Any shares of common stock that could be issued subsequent to any potential increase or decrease in the authorized shares of common stock would have the same rights and privileges as the shares of common stock currently authorized, issued, and outstanding.  Any issuance of additional shares of common stock would increase the number of outstanding shares of common stock and (unless such issuance was pro-rata among existing stockholders) the percentage ownership of existing stockholders would be diluted accordingly.

Although an increase in the issued, as well as authorized,  common stock could, under certain circumstances, also be construed as having an anti-takeover effect (for example, by permitting easier dilution of the stock ownership of a person seeking to effect a change in the composition of our Board or contemplating a tender offer or other transaction resulting in our acquisition by another company), any potential increase or decrease in shares authorized is not in response to any effort by any person or group to accumulate our common stock or to obtain control of us by any means.  In addition, the proposal is not part of any plan by our Board to recommend or implement a series of anti-takeover measures.

Resolution Adopting the Proposed Amendment

The following resolution, which will be presented at the Special Meeting, will adopt the proposed amendment to our Amended Articles of Incorporation to increase our authorized shares of capital stock. This Proposal will not be adopted unless Proposal No. 3, below, is also approved by stockholders.

RESOLVED, that Article III of the Articles of Incorporation, as amended, is hereby amended to add the following sentence after the last sentence in such Article (as currently filed or as amended in accordance with Proposal No. 1):

Article III

The Board of Directors shall have authority from time to time without stockholder approval to increase or decrease the number of authorized common stock, the exercise of which authority shall not include increasing or decreasing the corporation’s authorized capital stock except as required by the Nevada Revised Statutes

This Amendment will become effective immediately upon the filing of the Amendment with the office of the Secretary of State of the State of Nevada.  We expect to file the Amendment with the Secretary of State of the State of Nevada promptly upon approval by our stockholders.  However, the Board reserves its right to elect to abandon the Amendment if it determines, in its sole discretion, that this proposal is no longer in our best interests or those of our stockholders.

  _____________________________

Our Board recommends a vote FOR approval of the amendment of our Amended Articles of Incorporation to authorize the Board of Directors from time to time without stockholder approval to increase or reduce the number of authorized shares of common stock.
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PROPOSAL NO. 3 – AMENDMENT TO ARTICLES – TO APPROVE AN AMENDMENT TO OUR AMENDED ARTICLES OF INCORPORATION TO AUTHORIZE THE BOARD OF DIRECTORS WITHOUT STOCKHOLDER APPROVAL FROM TIME TO TIME TO RECLASSIFY UNISSUED SHARES OF CAPITAL STOCK AS OTHER CLASSES OR SERIES OF CAPITAL STOCK.

Purpose of Amendment

The Board believes that it is advisable and in our best interests and those of our stockholders to have flexibility in use shares of our authorized capital stock as common, preferred or other classes of stock for business and/or financing purposes in the future.  The purposes of the authorization of the Board to reclassify shares of our capital stock that would result from our Board decreasing the authorized number of shares of our common stock, although the authorized number of shares of our capital stock would remain unchanged, as other classes or series of capital stock are:

●	Raising capital,
●	Expanding our business through acquisitions and other strategic transactions,
●	Paying stock dividends or effecting stock splits,
●	Providing equity incentives to employees, officers and directors, and
●	Other general corporate purposes.

Our current plans, agreements, arrangements, or understandings for the issuance of additional shares relate solely to (i) the shares of our common stock underlying the convertible securities disclosed in the Company’s prior filings on Form 10-Q and 10-K with the Securities and Exchange Commission and (ii) the shares of common stock, if any, that may be issuable upon the effectiveness of a Registration Statement on Form S-1 that we expect to file in the near term for the registration of shares of our common stock that will underlie the warrant dividend that we previously announced.

Like the currently authorized but unissued shares of our common stock, any additional shares of common stock or preferred authorized by this proposal would be available for issuance without further action by our stockholders, unless further action is required by law.  The authorization of additional classes or series of our capital stock will enable us, as the need may arise, to take advantage of market conditions and favorable opportunities without the delay and expense associated with the holding of a special meeting of our stockholders.  We have no current intention or plans to issue any further shares of preferred stock, whether of any currently designated series or otherwise.

Possible Effects Of Reclassification Of Unissued Shares of Capital Stock

Additional shares of Series A Preferred Stock or Series B Preferred Stock or common stock would have the same rights and privileges as such shares currently enjoy.  If the Board were to authorize a different class or series of stock, the shares thereof would have such rights, privileges, preferences, and restrictions as the Board would then designate.  Any issuance of additional shares would increase the number of outstanding shares of capital stock and (unless such issuance was pro-rata among existing stockholders) the percentage ownership of existing stockholders would be diluted accordingly.

Although an increase in the authorized shares of a currently extant class or series of our capital stock, or the issuance of a newly authorized class or series of our capital stock could, under certain circumstances, also be construed as having an anti-takeover effect (for example, by permitting easier dilution of the stock ownership of a person seeking to effect a change in the composition of our Board or contemplating a tender offer or other transaction resulting in our acquisition by another company), the proposed power to provide our Board with authority to reclassify our capital stock is not in response to any effort by any person or group to accumulate our common stock or to obtain control of us by any means.  In addition, the proposal is not part of any plan by our Board to recommend or implement a series of anti-takeover measures.

Resolution Adopting the Proposed Amendment

The following resolution, which will be presented at the Special Meeting, will adopt the proposed amendment to our Amended Articles of Incorporation to authorize our Board without stockholder approval from time to time to reclassify unissued shares of capital stock as other classes or series of capital stock.  This Proposal will not be adopted unless Proposal No. 2, above, is approved by stockholders.

RESOLVED, that Article III of the Articles of Incorporation, as amended, is hereby amended by addition of the following sentence after the last sentence in such Article (as amended in accordance with Proposal No. 2):

Article III

The Board of Directors shall have the authority to reclassify any shares of unissued capital stock as any other classes or series of capital stock.

This Amendment will become effective immediately upon the filing of the Amendment with the office of the Secretary of State of the State of Nevada. We expect to file the Amendment with the Secretary of State of the State of Nevada promptly upon approval by our stockholders. However, the Board reserves its right to elect to abandon the Amendment if it determines, in its sole discretion, that this proposal is no longer in our best interests or those of our stockholders.

  _____________________________

Our Board recommends a vote FOR approval of the amendment of our Amended Articles of Incorporation to authorize the Board of Directors from time to time without stockholder approval to reclassify any shares of unissued capital stock as any other class or series of capital stock.
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PROPOSAL NO.  4 – APPROVAL OF REVISED 2012 STOCK INCENTIVE PLAN

The Plan

Our Board of Directors unanimously approved the 2012 Stock Incentive Plan (the “2012 Plan”) on January 11, 2012, subject to stockholder approval at the 2012 Annual Meeting, which occurred on March 25, 2012. Our Board of Directors is requesting that our stockholders approve a revision to the 2012 plan because of its belief that an increase in the number of shares of common stock of the Company available under the Revised 2012 Stock Incentive Plan is in the Company’s interest and that of our stockholders (“Revised 2012 Plan”). The following summary of certain features of the Revised 2012 Plan is qualified in its entirety by reference to the actual text of the Revised 2012 Plan, which is attached as Annex A to this Proxy Statement. If approved by the stockholders, the Compensation Committee or our Board of Directors may suspend or terminate the Revised 2012 Plan at any time.

The Revised 2012 Plan provides for the grant to employees, including executive officers, of restricted stock, as well as cash or other stock-based awards and other benefits. The purpose of the Revised 2012 Plan is to enable us to attract and retain qualified persons as employees, officers and directors and others, whose services are required by us, and to motivate such persons by providing them with equity participation in us.

A maximum of 15,000,000 shares of common stock may be issued and awarded under the Revised 2012 Plan. The maximum number of shares of common stock that may be subject to stock awards granted to any one participant during any single year period is 1,000,000.

The Revised 2012 Plan is administered by the Compensation Committee, which has, subject to specified limitations, the full authority to grant equity awards and establish the terms and conditions for vesting and exercise thereof. Awards of restricted stock under the Revised 2012 Plan may qualify for the “performance-based compensation” exception under Internal Revenue Code Section (the “IRC”) Section 162(m) pursuant to their expected terms. Cash-based awards and awards of restricted stock, performance units and stock may qualify under Section 162(m) of the IRC if the terms of the award of the state, in terms of an objective formula or standard, the method of computing the amount of compensation payable under the award and preclude discretion to increase the amount of compensation payable under the terms of the award.

Unless the Compensation Committee determines otherwise, if a recipient of restricted stock ceases to have a relationship with our Company, non-vested shares of restricted stock shall be forfeited. The Compensation Committee may grant cash awards at such times and in such amounts as it deems appropriate. The Compensation Committee may grant has the right to grant other stock-based awards, which may include the grant of Common Stock based on certain conditions, the payment of cash based on the market performance of our Common Stock and the grant of certain securities convertible into Common Stock.

With respect to awards of restricted stock, if no election is made under Section 83(b) of the IRC and repurchase rights of the shares are retained by us, a taxable event will occur on each date the participant’s ownership rights vest as to the number of shares that vest on that date, and the holding period for capital gains purposes will not commence until the date the shares vest. Any dividends received with respect to shares subject to the restrictions will be treated as additional compensation income and not as dividend income. The participant will recognize ordinary income on each date shares vest in an amount equal to the excess of the fair market value of such shares on that date over the amount paid for such shares. Any income recognized by a participant, who is an employee, will be subject to employment taxes and income tax withholding by us out of the participant’s current compensation. If such compensation is insufficient to cover the amount to be withheld, the participant will be required to make a direct payment to us for the balance of the tax withholding obligation. We are entitled to a tax deduction in an amount equal to the ordinary income recognized by the participant. The participant’s basis in the shares will be equal to the purchase price, if any, increased by the amount of ordinary income recognized. If instead a Section 83(b) election is made not later than 30 days after the date of transfer, then the participant will recognize ordinary income on the date of purchase in an amount equal to the excess of the fair market value of such shares on the date of purchase over the purchase price paid for such shares. Any change in the value of the shares after the date of grant will be taxed as a capital gain or capital loss only if and when the shares are disposed of by the participant. If the Section 83(b) election is made, the participant’s holding period for capital gains begins on the date of grant. The Section 83(b) election is irrevocable. If a section 83(b) election is made and the participant then forfeits the restricted stock, the participant may not deduct as a loss the amount previously included in gross income. We will be entitled to a deduction at the same time, and in an amount equal to, the ordinary income recognized by the participant with respect to shares of restricted stock.

The foregoing is only a summary of certain federal income tax consequences of the Revised 2012 Plan and is based on our understanding of present federal tax laws and regulations.

In the event of a stock dividend, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or other distribution of our stock or property, or other change in our corporate structure, the Compensation Committee may, in its sole discretion, in order to prevent diminution or enlargement of a participant’s benefits under the Revised 2012 Plan, substitute or adjust the number and class of shares that may be delivered under the Revised 2012 Plan and/or the number, class and price of shares covered by an outstanding award.

If a change in control of the Company occurs, then, to the extent permitted by applicable law, the surviving corporation may assume all awards then-outstanding under the Revised 2012 Plan or substitute similar awards in lieu of awards granted under the Revised 2012 Plan. If a change in control occurs, the compensation committee may, among other things, provide for acceleration of benefits, lapsing of restrictions and vesting of benefits for any award that has been outstanding for at least six months, or provide for cash payments to be made to holders of certain awards and the cancellation of awards where the exercise price exceeds the fair market value of the shares.

Subject to the foregoing, the Compensation Committee has broad discretion to describe the terms and conditions applicable to awards granted under the Revised 2012 Plan. The Compensation Committee may at any time discontinue granting awards under the Revised 2012 Plan or otherwise suspend, amend or terminate the Revised 2012 Plan and may, with the consent of an award recipient, make such modifications of the terms and conditions of such recipient’s award as the Compensation Committee shall deem advisable. The Compensation Committee may amend the Revised 2012 Plan; provided, however, that no amendment shall be effective unless approved by stockholders if such approval is required under 162(m) of the IRC, Rule 16b-3 of the Exchange Act, the rules of the NYSE Amex or other applicable exchange, or applicable law.

Vote Required; Board of Director’s Recommendation

The approval of the Revised 2012 Plan will require the affirmative vote of a majority of the outstanding shares of our Common Stock.
_______________________

Our Board of Directors recommends that stockholders vote FOR approval and adoption of the Revised 2012 Stock Incentive Plan.
________________________

BENEFICIAL OWNERSHIP OF COMMON STOCK

The following table sets forth information regarding the ownership of our common stock as of October 15, 2012 by (i) each person known by the Company to own beneficially more than five percent (5%) of our common stock; (ii) each director and nominee for director of the Company; (iii) each executive officer named in the Summary Compensation Table (see “Executive Compensation”); and (iv) all directors and executive officers of the Company as a group.

		Amount of
		Beneficial	Percent of
Name of Beneficial Owner (2)	Address of Beneficial Owner	Ownership (2)	Class (1)
SERIES A PREFERRED (10)
Palm Finance issued and certificated	233 Wilshire Blvd, Suite 200, Santa Monica, CA 90401	125,125	100%

SERIES B PREFERRED (11)
David Michery (11)	8439 Sunset Boulevard, West Hollywood, CA 90069	83,500	46%
Lincoln Centre Equities (11) (12)	157 Davenport Ave., New Rochelle, NY 10805	59,500	33%
Lincoln Centre Growth Partners (11) (13)	2841 Hartland Road, Suite 301 Falls Church, VA 22043	10,000	6%
Jason Shapiro (11)	61 West 62nd Street, Apt. 23F New York, NY 10023	10,000	6%

COMMON STOCK
Peter Hoffman(3)	8439 Sunset Boulevard, West Hollywood, CA 90069	7,360,000	59%
Katrin Hoffman (4)	136-144 New Kings Road, London SW6 4LZ	714	*
Elaine New (5)	136-144 New Kings Road, London SW6 4LZ	714	*
Hubert Gibbs (6)	136-144 New Kings Road, London SW6 4LZ	714	*
Dan Reardon (7)	8439 Sunset Boulevard, West Hollywood, CA 90069	714	*
Tony Hickox (8)	8439 Sunset Boulevard, West Hollywood, CA 90069	714	*
David Michery (9)	8439 Sunset Boulevard, West Hollywood, CA 90069	655,546	*
			5%
Total officers and directors as a group (7 persons) (14)	8439 Sunset Boulevard, West Hollywood, CA 90069	8,019,118	61.02%

* = less than 1%
(1) As at October 15, 2012, 12,481,684 shares of common stock were issued and outstanding.

(2) Beneficial ownership is determined in accordance with the Rule 13d-3(a) of the Exchange Act and generally includes voting or investment power with respect to securities and includes shares underlying convertible debentures, warrants and options that have been issued, granted and have vested and not been exercised and shares underlying options that will vest within the next 60 days only in respect to any person listed in the table. Except as subject to community property laws, where applicable, the person named above has sole voting and investment power with respect to all common stock shown as beneficially owned by him/her.

(3) Represents 714 shares underlying options that are exercisable within 60 days of this proxy statement and 2,143 shares of common stock issued to New Moon, a company controlled by Peter Hoffman and pledged to Armadillo Ltd. Also includes 357,143 shares that are pledged to JMJ Financial and 7,000,000 pledged to Tonaquint in connection with Mr. Hoffman’s full recourse personal guarantees of the Company’s obligations to JMJ Financial and Tonaquint, respectively.

(4) Represents 714 shares of common stock underlying options that are exercisable within 60 days of this proxy statement.

(5) Represents 714 shares of common stock underlying options that are exercisable within 60 days of this proxy statement.

(6) Represents 714 shares of common stock underlying options that are exercisable within 60 days of this proxy statement.

(7) Represents 714 shares of common stock underlying options that are exercisable within 60 days of this proxy statement.

(8) Represents 714 shares of common stock underlying options that are exercisable within 60 days of this proxy statement.

(9) David Michery is the record and beneficial owner of 38,000 shares of Series B Preferred Stock, which are convertible into shares of our common stock at a conversion rate of 100 divided by $1.10.  Mr. Michery is also the record owner of an additional 35,500 shares of Series B Preferred Stock, all of which are subject to a two-year earnout provision.  Mr. Michery is also the beneficial owner of 10,000 shares held in the David Michery Trust.  Such 48,000 shares of Series B Preferred Stock could be converted into 4,363,636 shares of common stock; however, because of the 4.99% common stock ownership limitation provision, within 60 days of this proxy statement, only that number of such Series B Preferred Stock that would result in 655,546 shares of our common stock could be converted.  All of the above-referenced 38,000 shares of Series B Preferred Stock are pledged to a third party in connection with Mr. Michery’s full recourse promissory obligation to such third party.  As of October 15, 2012, Mr. Michery retains all of the voting rights in respect of such shares.  Additionally, Mr. Michery has a right pursuant to his agreement with us to the grant of options for the purchase of up to 28,571 shares of our common stock; however, as of the date of this proxy statement, such options have not yet been granted.

(10) The per-share conversion price for the Series A Preferred Stock is $10.50.

(11) The per-share conversion price for the Series B Preferred Stock was confirmed at $1.10.  120,000 of the 180,000 shares are subject to certain earn-out provisions. The holders retain all of the voting rights in respect of such shares.

(12) The Company believes that Jake Shapiro is the person with voting and disposition powers in respect of such shares.

(13) The Company believes that Richard D. Smith is the person with voting and disposition powers in respect of such shares.

(14) Includes all information in footnotes 3 through 9, inclusive.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who beneficially own more than ten percent (10%) of our common stock, to file initial reports of ownership and reports of changes in ownership with the SEC. Executive officers, directors and greater than ten percent (10%) beneficial stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

We have 6 directors who are late in filing their Forms 3 and 4.

EXECUTIVE COMPENSATION

2012 Summary Compensation Table

The following table sets forth information concerning all cash and non-cash compensation paid or to be paid by us as well as certain other compensation awarded, earned by and paid, during the indicated fiscal year, to the Chief Executive Officer and Chief Financial Officer.

Our Board is responsible for consideration and determination of director compensation.

Officer and Director Compensation
				Long-Term Compensation
				Awards		Payouts
					Shares/
					Units
			Other	Securities Under	Subject to
	Annual Compensation		Annual	Option/	Resale		All Other
Name	Salary ($)	Bonus ($)	Compensation ($)	SAR’s Granted (#)	Restrictions ($)	LTIP Payouts ($)	Compensation ($)
Peter Hoffman	500,000	-	-	-	-	-	-
Elaine New	240,000	-	-	-	-	-	-
Katrin Hoffman	79,000	-	-	-	-	-	-
Other Directors as a Group	32,700	-	-	-	-	-	-

Executive Officer Employment Agreements

We have an employment agreement with Peter Hoffman pursuant to which he will act as our CEO until December 31, 2013. In connection with that employment agreement, we have granted Mr. Hoffman:

• the right to sole responsibility for creative and business decisions regarding motion pictures we develop and produce,
• a right of first refusal to produce remakes, sequels or prequels of motion pictures produced by Mr. Hoffman and acquired by us or any motion picture produced by us during his employment,
• an annual salary of $500,000 per year plus bonuses, expenses and a signing option and
•  a right upon termination without cause to a lump sum payment of approximately $1,500,000, an assignment of all projects in development during the term of his employment and any amounts due upon such compensation as an excise tax.

We have an oral employment agreement with Katrin Hoffman pursuant to which she will act as our COO ad infinitum at a salary of $85,000 per year plus bonuses and expenses. Ms. Hoffman’s contract contains a “non-compete” clause pursuant to which she will be excluded from competing against us for 6 months following the date of her termination.

We have an oral employment agreement with Elaine New pursuant to which she will act as an executive director ad infinitum at a salary of $225,000 (£150,000) per year plus bonuses and expenses. Ms. New’s contract contains a “non-compete” clause pursuant to which she will be excluded from competing against us for 6 months following the date of her termination.

Mr. Hoffman’s employment agreement grants us a right to injunctive relief if Mr. Hoffman breaches the agreement. With the exception of Ms. Hoffman’s and Ms. New’s agreements, the employment agreements do not contain “non-compete” clauses.

Director Compensation

Anthony Hickox will receive approximately $1,500 per meeting attended.

Robert Kaiser will receive $1,500 per month per meeting attended.

Outstanding Equity Awards at 2012 Fiscal Year-End

The following table provides information on all restricted stock, stock options and SAR awards (if any) held by our named executive officers as of June 30, 2012.

Name	Number of Options Granted	% Of Total Options Granted on Grant Date	Exercise Price per Share	Grant Date	Expiration Date	Mkt. Value of Securities Underlying Options on Date of Grant
Peter Hoffman	714	100%	$30.8	10/14/2011	10/13/2016	$30.8
Elaine New	714	100%	$30.8	10/14/2011	10/13/2016	$30.8
Katrin Hoffman	714	100%	$30.8	10/14/2011	10/13/2016	$30.8
Robert Kaiser	714	100%	$30.8	10/14/2011	10/13/2016	$30.8
Dan Reardon	714	100%	$30.8	10/14/2011	10/13/2016	$30.8
Hubert Gibb	714	100%	$30.8	10/14/2011	10/13/2016	$30.8
Anthony Hickox	714	100%	$30.8	10/14/2011	10/13/2016	$30.8
Robert Kaiser	714	100%	$30.8	10/14/2011	10/13/2016	$30.8
Peter Hoffman	714	100%	$27.3	12/06/2011	12/05/2016	$27.3
Elaine New	714	100%	$27.3	12/06/2011	12/05/2016	$27.3
Katrin Hoffman	714	100%	$27.3	12/06/2011	12/05/2016	$27.3
Robert Kaiser	714	100%	$27.3	12/06/2011	12/05/2016	$27.3
Dan Reardon	714	100%	$27.3	12/06/2011	12/05/2016	$27.3
Hubert Gibb	714	100%	$27.3	12/06/2011	12/05/2016	$27.3
Anthony Hickox	714	100%	$27.3	12/06/2011	12/05/2016	$27.3
Robert Kaiser	714	100%	$62.3	09/01/2011	08/31/2016	$62.3
Total Granted	11,424

1) 50% of the options vested on December 31, 2011
2) 50% of the options vest on December 31, 2012

2012 Director Compensation

Our Board is responsible for consideration and determination of director compensation.

OTHER MATTERS

We participate in a procedure known as “householding.”  This means that if you share the same last name with other stockholders living in your household, you may receive only one copy of our Notice. Pursuant to the SEC rules, stockholders of record who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of our Notice, unless one or more of these stockholders notifies us that they wish to continue receiving individual copies. This procedure will reduce our printing costs and postage fees.

If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of the Notice, or if you hold stock in more than one account, and in either case you wish to receive only a single copy of each of the Notice for your household, please contact our Corporate Secretary at Seven Arts Entertainment Inc., 8439 Sunset Boulevard, Suite 402, West Hollywood, CA 90069, Attn: Edward Bottenheim or by telephone at (323) 372-3083.

If you participate in householding and wish to receive a separate copy of the Notice, or if you do not wish to participate in householding and prefer to receive separate copies in the future, please contact our Corporate Secretary as indicated above.

Beneficial owners can request information about householding from their banks, brokers or other holders of record.

The Board knows of no other matters that will be presented for consideration at our Special Meeting. However, if other matters are properly brought before the Special Meeting, the proxy holders will vote your shares in their discretion acc ompanying this Proxy Statement are:

•	Annex A	Revised 2012 Stock Incentive Plan
•	Annex B	Our financial statements for the fiscal years ended June 30, 2012, and 2011

A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K WILL BE SENT WITHOUT CHARGE TO ANY STOCKHOLDER REQUESTING IT IN WRITING FROM: SEVEN ARTS ENTERTAINMENT INC., 8439 SUNSET BOULEVARD, SUITE 402, WEST HOLLYWOOD, CA 90069, ATTENTION: PETER HOFFMAN.

By Order of the Board,

/s/ Peter M. Hoffman
Peter M. Hoffman
Chief Executive Officer

PROXY	PROXY

PRELIMINARY COPIES

SEVEN ARTS ENTERTAINMENT INC.
Special Meeting of Stockholders
January __, 2013
9:00 a.m. local time
Seven Arts Entertainment Inc.
8439 Sunset Blvd., Suite 402
West Hollywood, CA 90069

The undersigned hereby appoints Peter Hoffman and Elaine New, and each of them, as Proxies of the undersigned with full power of substitution, and hereby authorizes them to represent and to vote all the shares of common stock of Seven Arts Entertainment Inc. held of record by the undersigned on October 15, 2012 at the Special Meeting of Stockholders of Seven Arts Entertainment Inc. to be held  January __, 2013, or at any adjournment of postponement thereof.

IF YOU ARE NOT VOTING BY INTERNET, COMPLETE THIS PROXY CARD, SIGN, DATE, DETACH AND RETURN IN THE ENCLOSED ENVELOPE.

OR FAX: +1 801 277 3147

OR EMAIL TO: Julie@interwesttc.com

▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of
Stockholders to be held  January __, 2013. The Proxy Statement and our 2011 Annual
Report to Stockholders are available at: www.Shareholdermaterial.com/SAPX.

PLEASE MARK VOTES AS IN THIS EXAMPLE:	☒

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The Board of Directors recommends a vote FOR Proposal Nos. 1, 2, 3, and 4 . This Proxy, when properly executed, will be voted as specified below. This Proxy will be voted FOR Proposal Nos. 1 and 2 if no specification is made.

☐ I/We do plan to attend the 2012 Special Meeting of Stockholders.

	FOR	AGAINST	ABSTAIN

1.
Approval of Amendment to Articles of Incorporation . – Preferred and Common Stock.  To approve an amendment to our Amended Articles of Incorporation to designate 1,000,000 shares of the Company’s authorized capital stock as one or more series of preferred stock and to designate 249,000,000 shares of the Company’s authorized capital stock as common stock.
	☐	☐	☐

2.
Amendment to Articles of Incorporation – Increase Or Decrease Shares Of Common Stock.  To approve an amendment to our Amended Articles of Incorporation to authorize the Board of Directors without further stockholder approval from time to time to increase or decrease the number of shares of common stock, such increase or decrease not to result in a change in the Company’s authorized capital stock except as required by the Nevada Revised Statutes.  This Proposal will not be adopted unless Proposal No. 3, below, is approved by stockholders.
	☐	☐	☐

3.
Amendment to Articles of Incorporation – Reclassification Of Unissued Shares.  To approve an amendment to our Amended Articles of Incorporation to authorize the Board of Directors without further stockholder approval from time to time to reclassify unissued shares of capital stock as other classes or series of capital stock.  This Proposal will  not be adopted unless Proposal No. 2, above, is approved by the stockholders.
	☐	☐	☐

4.
Approval Of Revised 2012 Stock Incentive Plan.  To authorize the Board to increase the number of shares of the Company’s common stock issuable in the Company’s 2012 Stock Incentive Plan from 71,429 to 15,000,000.
	☐	☐	☐

SIGNATURE	DATE	SIGNATURE	DATE

Please sign exactly as your name(s) is (are) shown on the share certificate to which the proxy applies. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

ANNEX A

SEVEN ARTS ENTERTAINMENT INC.
2012 STOCK INCENTIVE PLAN (2)
For Employees and Other Service Providers
Established June 22, 2012

Section 1.	Purpose.

(a)
The purpose of this 2012 Stock Incentive Plan (the “Plan”) is to enable Seven Arts Entertainment Inc. (the “Company”) and its Subsidiaries to attract, retain, motivate, and reward employees, and other service providers of the Company and its Subsidiaries, to provide for equitable and competitive compensation opportunities, to recognize individual contributions and reward achievement of Company goals, and to promote the creation of long-term value for stockholders by strengthening the mutuality of interests between those employees and other service providers and the Company’s stockholders.

(b)
The Plan authorizes stock-based incentives for Participants.  Awards may be made in the form of (i) Incentive Stock Options; (ii) Nonstatutory Stock Options; (iii) Restricted Stock; and (iv) any combination of the foregoing.

Section 2.	Definitions. The following terms have the respective meanings, in addition to the capitalized terms defined in Section 1 hereof or as otherwise defined throughout this document:

(a)	“Award” means any Option, Restricted Stock, or Stock granted for services rendered, together with any related right or interest, granted to a Participant under the Plan.

(b)	“Award Agreement” means any Option Agreement, Restricted Stock Agreement, or any other agreement under which the Company (or a Subsidiary) grants an Eligible Person an Award.

(c)
“Beneficiary” means the person(s) or trust(s) designated as being entitled to receive the benefits under a Participant’s Award upon and following a Participant’s death. Unless otherwise determined by the Committee, a Participant may designate one or more persons or one or more trusts as his or her Beneficiary.

(d)	“Board” means the Company’s Board of Directors.

(e)
“Cause” means, unless otherwise provided by the Committee, (i) “Cause” as defined in any Individual Agreement to which the Participant is a party, or (ii) if there is no such Individual Agreement or if it does not define Cause: (A) conviction of the Participant for committing a felony under federal law or in the law of the state in which such action occurred, (B) dishonesty in the course of fulfilling the Participant’s employment or service duties, (C) willful and deliberate failure on the part of the Participant to perform the Participant’s employment or service duties in any material respect, or (D) prior to a Corporate Transaction, such other events as shall be determined by the Committee.  The Committee shall, unless otherwise provided in an Individual Agreement with the Participant, have the sole discretion to determine whether “Cause” exists, and its determination shall be final.

(f)	“Code” means the Internal Revenue Code of 1986, as amended from time to time, any successor thereto, and including any regulations promulgated thereunder.

(g)	“Committee” means the Compensation Committee created and appointed by the Board.

(h)
“Corporate Transaction” means the occurrence, in a single transaction or in a series of related transactions, of any of the following: (i) any person or group of persons (as defined in Sections 13(d) and 14(d) of the Exchange Act) together with his/her/their affiliates, excluding employee benefit plans of the Company, is or becomes, directly or indirectly, the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act) of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities; or (ii) a merger or consolidation of the Company with any other corporation or entity is consummated regardless of which entity is the survivor, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or being converted into voting securities of the surviving entity or its parent) at least 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or (iii) the Company is completely liquidated or all or substantially all of the Company’s assets are sold.

(i)	“Covered Employee” means an Eligible Person who is an employee of the Company, or a Subsidiary.

(j)	“Covered Service Provider” means an Eligible Person who is an independent contractor providing services to the Company.

(k)
“Date of Grant” means  the date on which the Committee has completed all corporate action necessary to give the Participant a legally binding right to the Award, including the setting of the number of shares of Stock subject to the Award and the exercise price.

(l)
“Disability” means a permanent and total disability resulting from a physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, as determined by the Committee based on medical evaluation.

(m)	“Effective Date” means June 22 2012.

(n)	“Eligible Persons” means those persons who are designated by the Committee under Section 5(a) of this Plan to receive Awards.

(o)	“Exchange Act” means the Securities Exchange Act of 1934, as amended, and shall include any successor thereto.

(p)	“Fair Market Value” or “FMV” means, as of any date, the fair market value of a share of the Company’s Stock, as determined in good faith and under procedures established by the Committee as follows:

(i)  if on the Date of Grant or other determination date the Stock is listed on an established securities market, the Fair Market Value of a share of Stock shall be the closing price of the Stock on such exchange or in such market (if there is more than one such exchange or market, the Committee shall determine the appropriate exchange or market) on the Date of Grant or such other determination date;

(ii)  if on the Date of Grant or other determination date the Stock is listed on an established securities market, but there is no such reported closing price, the Fair Market Value shall be the mean between the highest bid and lowest asked prices or between the high and low sale prices on the Date of Grant or other determination date;

(iii)  if on the Date of Grant or other determination date the Stock is listed on an established securities market, but no sale of Stock is reported for such trading day, the Fair Market Value shall be the closing price on the next preceding day on which any sale shall have been reported before the Date of the Grant or other determination date; or

(iv) if the Stock is not listed or admitted to trading on a national securities exchange, the  Fair Market Value shall be the value of the Stock as determined by the reasonable application by the Committee of a reasonable valuation method in conformance with the requirements of Treasury Regulations Sections 1.422-2(e)(20(iii) and 1.409A-1(b)(5)(iv)(B).

(q)	“Incentive Stock Option” or “ISO” means any Option intended to be, designated as, and that otherwise qualifies as an “Incentive Stock Option” within the meaning of Code Section 422.

(r)	“Individual Agreement” means an employment or similar agreement between a Participant and the Company or one of its Subsidiaries.

(s)	“Non-Employee Director” has the meaning set forth under Section 16 of the Exchange Act.

(t)	“Nonstatutory Stock Option” means any Option that is not an Incentive Stock Option.

(u)	“Option” means a right to purchase Stock granted under Section 6(b) of the Plan.

(v)	“Outside Director” has the meaning set forth in Code Section 162(m).

(w)	“Other Stock-Based Awards” means Awards granted to a Participant that are valued, in whole or in part, by reference to, or otherwise based on, shares of Stock.

(x)	“Participant” means a person who has been granted an Award under the Plan that remains outstanding, including a person who is no longer an Eligible Person.

(y)	“Plan” means Seven Arts Entertainment Inc. 2012 Stock Incentive Plan.

(z)	“Restricted Stock” means Stock granted under this Plan, which is subject to certain restrictions and to a risk of forfeiture.

(aa)	“Section 16 Participant” means a Participant under the Plan who is subject to Section 16 of the Exchange Act.

(bb)
“Stock” means shares of the Company’s stock which is common stock for purposes for purposes of Section 305 of the Code and the implementing regulations, with $0.01 par value per share, and any other equity securities of the Company that may be substituted or resubstituted for such Stock.  In all cases under this plan, Stock shall constitute “service recipient stock” within the meaning of Treasury Regulation Section 1.409A-1(b)(5)(iii).

(cc)
“Subsidiary” means any corporation in an unbroken chain of corporations beginning with the Company, if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in that chain.

(dd)
“Ten Percent or More Stockholder”  means an Eligible Person who owns or is deemed to own (by reason of the attribution rules of Code Section 424(d)) more than 10% of the combined voting power of all classes of Stock of the Company or any parent or subsidiary corporation.

Section 3.	Administration.

(a)
Authority of the Committee.  The Plan shall be administered by the Committee.  Any interpretation or administration of the Plan by the Committee, and all actions and determinations of the Committee, shall be final, binding and conclusive on the Company, its stockholders, Subsidiaries, all Participants in the Plan, their respective legal representatives, successors and assigns, and all persons claiming under or through any of them. The Committee shall consider such factors as it deems relevant to making such decisions, determinations, and interpretations. A Participant or other holder of an Award may contest a decision or action of the Committee with respect to such person or Award only on the grounds that such decision or action is arbitrary or capricious or was unlawful.

(b)	Composition of the Committee. The Committee shall consist of directors of the Company appointed in accordance with the Articles and By-Laws of the Company.

(c)
Manner of Exercise of Committee Authority. The Committee shall have the full power and authority to interpret and administer the Plan in its sole discretion, including exercising all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan.  The Committee’s powers and authorities include, without limitation, the following: (i) the sole ability to determine: eligibility criteria for Awards; (ii) to select the Eligible Persons to whom Awards may from time to time be granted; (iii) to determine the time or times at which Awards shall be granted; (iv)  to determine the number of shares of Stock to be covered by each Award; (v)  to determine and modify from time to time the specific terms and conditions , including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and  to approve the form of written instruments evidencing the Awards; (vi) to determine the vesting and exercisability of any Award and to accelerate at any time the vesting or exercisability of all or any portion of any Award; (vii) subject to the provisions of this Plan, to extend at any time the period in which Stock Options may be exercised; (viii) to determine the exercise or purchase price of such shares of Stock; (ix) to determine if and when Awards are forfeited or expire under their terms; (x) to interpret and construe the Plan provisions; any amendments, and any rules and regulations relating to the Plan; (xi) to make exceptions to any Plan provisions in good faith and for the benefit of the Company; and (xii) to make all other determinations deemed necessary or advisable for the administration of the Plan.

(d)
Delegation of Authority. The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan; provided, that such delegation may not include the selection or grant of Awards to Participants or Eligible Persons who are executive officers of the Company or any Subsidiary, affiliate or Section 16 Participants.

(e)
Committee Vacancies. The Board shall fill all vacancies in the Committee.  The Board may from time to time appoint additional members to the Committee and may at any time remove one or more Committee members and substitute others.  One member of the Committee shall be selected by the Board as chairman.  The Committee shall hold its meetings at such times and places as it shall deem advisable.  All determinations of the Committee shall be made by not less than a majority of its members either present in-person or participating by a telephone conference at a meeting or by written consent.  The Committee shall keep minutes of its meetings.  The Committee may appoint a secretary to keep such minutes and may make such rules and regulations for the conduct of its business as it shall deem advisable, but in accordance with the written charter prepared by the Board and which may be amended from time to time by the Board.  The secretary shall not need to be a member of the Committee or a member of the Board.

(f)
Limitation of Liability.  The Committee and each member thereof, and any person acting pursuant to authority delegated by the Committee, shall be entitled, in good faith, to rely or act upon any report or other information furnished by any executive officer, other officer or employee of the Company or a Subsidiary, the Company’s independent auditors, consultants or any other agents assisting in the administration of the Plan.  Members of the Committee, any person acting pursuant to authority delegated by the Committee, and any officer or employee of the Company or a Subsidiary acting at the direction or on behalf of the Committee or a delegee shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

Section 4.	Stock Subject to Plan.

(a)
Overall Number of Shares Available.  Subject to adjustment as provided under Section 10(c), the total number of shares of Stock reserved and available for delivery in connection with Awards under the Plan shall be 20,000,000 shares.  Any shares of Stock issued under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.  The authorized number of reserved and available shares may be increased from time to time by approval of the Board and, if such approval is required, by the stockholders of the Company.

(b)
Accounting Procedures. The Committee may adopt reasonable accounting procedures to ensure an appropriate accounting of Stock subject to the Plan, avoid double counting (as, for example, in the case of tandem or substitute Awards) and make adjustments in accordance with this Section 4(b).  Shares shall be counted against those reserved to the extent such shares have been delivered and are no longer subject to a risk of forfeiture.  Accordingly, (i) to the extent that an Award under the Plan is canceled, expired, forfeited, settled in cash, settled by delivery of fewer shares than the number underlying the Award, or otherwise terminated without delivery of Stock to the Participant, the Stock retained by or returned to the Company will not be deemed to have been delivered under the Plan; and (ii) Stock that is withheld from such Award or separately surrendered by the Participant in payment of the exercise price or taxes relating to such Award shall be deemed to constitute Stock not delivered and will be available under the Plan.  The Committee may determine that Awards may be outstanding that relate to more Stock than the aggregate shares of Stock remaining available under the Plan so long as Awards will not in fact result in delivery and vesting of shares of Stock in excess of the number then available under the Plan.  In addition, in the case of any Award granted in assumption of or in substitution for an award of a company or business acquired by the Company or a Subsidiary or affiliate or with which the Company or a Subsidiary or affiliate combines, shares delivered or deliverable in connection with such assumed or substitute Award shall not be counted against the number of shares of Stock reserved under the Plan. The authorized number of reserved and available shares may be increased from time to time by approval of the Board and, if such approval is required, by the stockholders of the Company.

(c)
Individual Annual Award Limits. No Participant may be granted Options or other Awards under the Plan with respect to an aggregate of more than 500,000 shares of Stock (subject to adjustment as otherwise may be provided for throughout this Plan) during any calendar year.

Section 5.	Eligibility.

(a)
Eligibility. Grants of Awards may be made from time to time to those officers, employees and Service Providers of the Company or any Subsidiary who are designated by the Committee in its sole and exclusive discretion as eligible to receive such Awards (“Eligible Persons”).  However, Options intended to qualify as ISOs shall be granted only to Eligible Persons while actually employed by the Company or a Subsidiary.  The Committee may grant more than one Award to the same Eligible Person. Awards may be made to members of the Committee and must be approved and granted by a majority of the disinterested members of the Board.

(b)
Substitutions/Acquisitions. Holders of awards granted by a company or business acquired by the Company or a Subsidiary, or with which the Company or a Subsidiary combines, may be eligible for substitute Awards under this Plan that will be granted in assumption of or in substitution for such outstanding awards in connection with such acquisition or combination transaction; provided that such awards satisfy the requirements of Treasury Regulations Section 1.409A-1(b)(5)(v)(D).  In such cases, holders of the assumed or substituted awards will become Participants in the Plan; provided, however, that such assumption or substitution in no way causes an Award under this Plan to become subject to the terms and conditions of Code Section 409A.

(c)
Participation.  An Eligible Person shall become a Participant in the Plan and shall perfect his or her Award only after he or she has completed the applicable Award Agreement in a manner that is satisfactory to the Committee and has delivered said Award Agreement to the Committee.  A Participant shall continue his or her participation in the Plan, even if no longer an Eligible Person, until any and all of his or her interests that are held under the Plan expire or are paid.  Participants who are on military leaves of absence, sick leaves, and any other bona fide leaves of absence are not considered to be separated from service and shall be deemed employed so long as the leave does not extend beyond three (3) months or, if longer, the individual retains reemployment rights under an applicable statute or by contract.

Section 6.	Specific Terms of Awards Granted Under the Plan.

(a)
General Terms of All Awards.  All Awards granted under the Plan.  Award Agreements may provide for grants of Awards on the specific terms and conditions set forth in this Section 6.  Alternatively, the Committee may impose on any individual Award, as specified in the individual Award Agreement, such additional terms and conditions, not inconsistent with the provisions of the Plan, or applicable law, as the Committee shall determine, including terms relating to the forfeiture of Awards in the event of termination of employment or service by the Participant and terms permitting a Participant to make elections relating to his or her Award.  The Committee shall retain full power and discretion with respect to any term or condition of an Award that is not mandatory under the Plan and the terms of the Award Agreement; provided that the exercise of such discretion shall in no event cause an Award to become subject to the terms and conditions of Code Section 409A, unless otherwise agreed upon between the Company (or Subsidiary) and the Eligible Person.  The Committee shall require the payment of lawful consideration for an Award to the extent necessary to satisfy the requirements of the Nevada Revised Statutes, and may otherwise require payment of consideration for an Award except as limited by the Plan and as otherwise required by applicable law.

If it is determined by the Committee prior to the grant of any Award that such Award would be subject to Code Section 409A, the Award Agreement shall incorporate the terms and conditions required by Code Section 409A. To the extent applicable, this Plan and the Award Agreements shall be interpreted in accordance with Code Section 409A and its implementing regulations.

In the event the Committee determines after the Date of Grant that any Award granted hereunder may be subject to Code Section 409A, the Committee may adopt such amendments to the Plan  and/or applicable Award Agreement or adopt other policies and procedures (including those with retroactive effect) or take any other actions that the Committee  determines are necessary and appropriate to (i) exempt the Award from Code Section 409A and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (ii) comply with the requirements of Code Section 409A.

(b)
Option Awards. Options granted under the Plan shall be evidenced by an agreement (“Option Agreement”).  Options that are awarded may be of one of two types which shall be indicated on the face of the Option Agreement: (i) ISOs or (ii) Nonstatutory Stock Options.  The Committee is authorized to grant Options to Participants on the following terms and conditions:

(i)
Option Term; Time and Method of Exercise.  The Committee shall determine the term of each Option; provided that in no event shall the term of any Option exceed a period of 10 years from the Date of Grant (or with respect to an ISO, 5 years from the Date of Grant in the case of a Participant who at the Date of Grant is a Ten Percent or More Stockholder).  The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the methods by which such exercise price may be paid or deemed to be paid and the form of such payment, including, without limitation, cash, Stock (including by withholding Stock deliverable upon exercise), other Awards or awards granted under other plans of the Company or any Subsidiary, or other property, and the methods by or forms in which Stock will be delivered or deemed to be delivered in satisfaction of Options to Participants. The Committee shall have the right, at any time after the Date of Grant, to reduce or eliminate any restrictions on the Participant’s right to exercise all or part of the Stock Option, except that no Stock Option shall first become exercisable within one year from the Date of Grant.

(ii)
Exercise Price.  The option price per share of Stock purchasable under a Nonstatutory Stock Option or an Incentive Stock Option shall be determined by the Committee at or immediately prior to the Date of Grant, shall be set forth on the applicable Option Agreement, and shall be not less than 100% of the Fair Market Value of the Stock at the Date of Grant (or, with respect to an Incentive Stock Option, and a Participant who at the Date of Grant is a Ten Percent or More Stockholder, 110% of the Fair Market Value of the Stock at the Date of Grant).  Prior to the Date of Grant, the Committee shall specify the method by and date on which the Fair Market Value of the Option will be determined; said date shall be specified on the Option Agreement.

(iii)
Non-Transferability of Options.  No Option shall be transferable by any Participant other than by will or by the laws of descent and distribution, except that, if so provided in the Option Agreement, the Participant may transfer the Option, other than an ISO, (i) pursuant to a qualified domestic relations order (as defined in the Code or the Employment Retirement Income Security Act of 1974, as amended); or (ii) during the Participant’s lifetime to one or more members of the Participant’s family, to one or more trusts for the benefit of one or more of the Participant’s family, or to a partnership or partnerships of members of the Participant’s family, or to a charitable organization as defined in Code Section 501(c)(3), provided that the transfer would not result in the loss of any exemption under Rule 16b-3 of the Exchange Act with respect to any Option.  The transferee of an Option will be subject to all restrictions, terms and conditions applicable to the Option prior to its transfer, except that the Option will not be further transferable by the transferee other than by will or by the laws of descent and distribution.

(iv)	Disposition upon Termination of Employment.

(A)
Termination by Death.  Subject to Sections 6(b)(i) and 6(b)(v), if any Participant’s employment (or service) with the Company or any Subsidiary terminates by reason of death, any Option held by that Participant shall become immediately and automatically vested and exercisable.  If termination of a Participant’s employment (or service) is due to death, then any Option held by that Participant may thereafter be exercised for a period of two years (or with respect to an ISO, for a period of 18 months or such other lesser period as the Committee may specify at or after grant) from the date of death.  Notwithstanding the foregoing, in no event will any Option be exercisable after the expiration of the option period of such Option.  The balance of the Option shall be forfeited if not exercised within two years (or 18 months with respect to ISOs or such lesser period as the Committee may specify).

(B)
Termination by Reason of Disability.  Subject to Sections 6(b)(i) and 6(b)(v), if a Participant’s employment (or service) with the Company or any Subsidiary terminates by reason of Disability, any Option held by that Participant shall become immediately and automatically vested and exercisable.  If termination of a Participant’s employment (or service) is due to Disability, then any Option held by that Participant may thereafter be exercised by the Participant or by the Participant’s duly authorized legal representative if the Participant is unable to exercise the Option as a result of the Participant’s Disability, for a period of two years (or with respect to an ISO, for a period of one year or such other lesser period as the Committee may specify at or after grant) from the date of such termination of employment. If the Participant dies within that two-year period (or with respect to an ISO, for a period of one year or such other lesser period as the Committee may specify at or after grant), any unexercised Option held by that Participant shall thereafter be exercisable by the estate of the Participant (acting through its fiduciary) for the duration of the two-year period ( or the one year period in the case of an ISO or such lesser period as the Committee may specify) from the date of termination of employment.  Notwithstanding the foregoing, in no event will any Option be exercisable after the expiration of the option period of such Option.  The balance of the Option shall be forfeited if not exercised within two years (or one year with respect to ISOs or such lesser period as the Committee may specify).

(C)
Termination for Cause.  Unless otherwise determined by the Committee at or after the time of granting any Option, if a Participant’s employment (or service) with the Company or any Subsidiary terminates for Cause, any unvested Options will be forfeited and terminated immediately upon termination and any vested Options held by that Participant shall terminate 30 days after the date employment (or service) terminates.  Notwithstanding the foregoing, in no event will any Option be exercisable after the expiration of the option period of such Option.  The balance of the Option shall be forfeited.

(D)
Other Termination/Retirement.  Unless otherwise determined by the Committee at or after the time of granting any Option, if a Participant retires from employment with the Company (or a Subsidiary) or a Participant’s employment (or service) with the Company (or a Subsidiary) terminates for any reason other than death, Disability, or for Cause, all vested ISOs held by that Participant shall terminate three months after the date employment (or service) terminates, and all vested Nonstatutory Stock Options held by that Participant shall terminate one year after the date employment (or service) terminates.  Notwithstanding the foregoing, in no event will any Option be exercisable after the expiration of the option period (which shall be established in the Option Agreement) of such Option.  The balance of the Option shall be forfeited.

(E)
Leave of Absence.  In the event a Participant is granted a military leave of absence, a sick leave, or any other bona fide leave of absence by the Company or any Subsidiary, the Participant’s employment with the Company or such Subsidiary will not be considered terminated, and the Participant shall be deemed an employee of the Company or such Subsidiary during such leave of absence or any extension thereof granted by the Company or such Subsidiary.  Notwithstanding the foregoing, in the case of an ISO, a leave of absence of more than three months will be viewed as a termination of employment unless continued employment is guaranteed by contract or statute. If the period of such leave exceeds three months and the Participant’s right to reemployment is not provided either by statute or by contract, the employment relationship is deemed to terminate on the first day immediately following such three-month period.

(v)
Incentive Stock Options.  Notwithstanding Sections 6(b)(iii) and 6(b)(iv), an ISO shall be exercisable by (A) a Participant’s authorized legal representative (if the Participant is unable to exercise the ISO as a result of the Participant’s Disability) only if, and to the extent, permitted by Section 422 of the Code and (B) by the Participant’s estate, in the case of death, or authorized legal representative, in the case of Disability, no later than ten years from the date the ISO was granted (in addition to any other restrictions or limitations that may apply).  Notwithstanding anything to the contrary herein, to the extent required for ISO treatment under Code Section 422, the aggregate Fair Market Value as of the Date of Grant under this Plan and any other plan of the Company (or its parent or subsidiary corporations) for the first  time by an Eligible Person during any calendar year shall not exceed $ 100,000.  If and to the extent that any Stocks are issued under a portion of the Stock Option that exceeds the $100,000 limitation under Code Section 422, such Stocks shall not be treated as issued under an ISO notwithstanding any designation otherwise. If an Award Agreement specifies that that a Stock Option is intended to be treated as an ISO, the Stock Option shall to the greatest extent possible comply with the requirements of Code Section 422 and shall be so construed; provided, however, that any such designation shall not be interpreted as a representation, guarantee or other undertaking on the part of the Company that the Stock Option is or will be determined to qualify as an ISO.  Certain decisions, amendments, interpretations by the Committee may cause a Stock Option to cease to qualify as an ISO and, to the extent known beforehand and possible, the Committee shall seek the consent of the affected Participant.

(c)
Restricted Stock. Restricted Stock granted under the Plan shall be evidenced by an agreement (“Restricted Stock Agreement”).  The Committee is authorized to grant Restricted Stock to Participants on the following terms and conditions:

(i)
Grant and Restrictions.  Restricted Stock shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise and under such other circumstances as the Committee may determine at the Date of Grant, and which shall be set forth in the applicable Restricted Stock Agreement, or thereafter.  Except to the extent restricted under the terms of the Plan and any Restricted Stock Agreement, a Participant granted Restricted Stock shall have all of the rights of a stockholder, including the right to vote the Restricted Stock and the right to receive dividends thereon; provided, however, that the Committee may require mandatory reinvestment of dividends in additional Restricted Stock, may provide that no dividends will be paid on Restricted Stock or retained by the Participant, or may impose other restrictions on the rights attached to Restricted Stock.

(ii)
Forfeiture.  Except as otherwise determined by the Committee, upon termination of employment or service during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided that the Committee may provide, by rule or regulation or in any Restricted Stock Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock will lapse in whole or in part, including in the event of terminations resulting from specified causes.

(iii)
Certificates for Stock.  Restricted Stock granted under the Plan shall be evidenced in such manner as the Committee shall determine.  Certificates representing Restricted Stock shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to the Award of such Restricted Stock.  The Company shall retain physical possession of the stock certificates until the time that the restrictions thereon have lapsed, and the Participant shall have delivered a stock power to the Company, endorsed in blank, relating to the Stock covered by such Restricted Stock. The distribution of Stock upon the lapse of restrictions shall be made to the Participant on or before the period ending on the later of: (i) the 15th day of the third month following the end of the Participant’s first taxable year in which the right to payment is no longer subject to restrictions; or (ii) the 15th day of the third month following the end of the Company’s first taxable year in which the right to payment is no longer subject to restrictions.

(iv)
Dividends and Splits.  As a condition to the grant of an Award of Restricted Stock, the Committee may require that any dividends paid on a share of Restricted Stock shall be either (A) paid with respect to such Restricted Stock at the dividend payment date in cash, in kind, or in a number of shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or (B) automatically reinvested in additional Restricted Stock or held in kind, which shall be subject to the same terms as applied to the original Restricted Stock to which it relates. Unless otherwise determined by the Committee, Stock distributed in connection with a Stock split or Stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed.

(d)
Bonus Stock and Awards in Lieu of Obligations. The Committee is authorized to grant to Participants Stock as a bonus, or to grant Stock or other Awards in lieu of obligations of the Company or a Subsidiary or affiliate to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, subject to such terms as shall be determined by the Committee; provided, that such grants shall not be in lieu of prior promises to pay deferrals of compensation so that any Award under this Plan that would not otherwise be subject to Code Section 409A does not become subject to Code Section 409A due to a grant in lieu of other obligation of the Company or a Subsidiary; provided further, that any distributions of such Stock as a bonus shall be made to the Participant on or before the later of: (i) the 15th day of the third month following the end of the Participant’s first taxable year in which the Participant earned the Bonus; or (ii) the 15th day of the third month following the end of the Company’s first taxable year in which the Participant earned the bonus.

(e)
Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock or factors that may influence the value of Stock, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Stock, purchase rights for Stock, Awards with value and payment contingent upon performance of the Company or business units thereof or any other factors designated by the Committee, and Awards valued by reference to the book value of Stock or the value of securities of or the performance of specified subsidiaries or affiliates or other business units.  The Committee shall determine the terms and conditions of such Awards. Stock delivered pursuant to an Award in the nature of a purchase right granted under this Section shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Stock, other Awards, or other property, as the Committee shall determine. Cash awards, as an element of or supplement to any other Award under the Plan, may also be granted pursuant to this Section.

Section 7.	Additional Provisions Applicable to Awards.

(a)
Stand-Alone, Additional, Tandem, and Substitute Awards.  Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Subsidiary or affiliate, or any business entity to be acquired by the Company or a Subsidiary or affiliate, or any other right of a Participant to receive payment from the Company or any Subsidiary or affiliate.  Awards granted in addition to or in tandem with other Awards may be granted either as of the same time as or a different time from the grant of such other Awards.  Subject to the Plan’s terms, the Committee may determine that, in granting a new Award, the in-the-money value or fair value of any surrendered Award or award or the value of any other right to payment surrendered by the Participant may be applied to the purchase of any other Award; provided, that such surrender does not result in a “modification,” “extension,” “substitution” or “assumption” of a Stock right, as determined under Treasury Regulation Section 1.409A-1(b)(5)(v) that would cause such Stock rights to be considered the grant of a new Stock right which is subject to the terms and conditions of Code Section 409A.  Any transaction otherwise authorized under this Section 7(a) remains subject to all applicable restrictions under the Plan and may not result in an Award that is subject to the terms and conditions of Code Section 409A by virtue of such transaction; in such event, any transaction that would otherwise be permissible under this Section 7(a) shall be prohibited unless the Participant and the Company mutually agree in writing to cause an Award to become subject to the terms and conditions of Code Section 409A under this Section 7(a).

(b)
Form and Timing of Payment Under Awards; Deferrals. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a Subsidiary or affiliate upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Stock, other Awards or other property, and may be made in a single payment or transfer, or in installments.

(c)
Certain Limitations on Awards to Ensure Compliance with Code Section 409A.  Other provisions of the Plan notwithstanding, the Award Agreement evidencing any “409A Award” (which for this purpose means only such an Award held by a Participant which is subject to the terms and conditions of Code Section 409A) shall incorporate the terms and conditions necessary to avoid the consequences specified in Code Section 409A(a)(1). Any terms or conditions inconsistent with the requirements of Code Section 409A and its implementing regulations shall be automatically modified and limited (even retroactively) to the extent necessary to conform said Award with Code Section 409A.   Notwithstanding anything to the contrary herein, the Company shall not be liable for any unintended adverse tax consequences which may be imposed on the Participant due to receipt, exercise or settlement of any Stock Option or other Award granted hereunder, including the taxes and penalties of Code Section 409A.

Section 8.	Corporate Transactions.

(a)
Corporate Transaction in which Awards are not Assumed. Upon the occurrence of a Corporate Transaction in which outstanding Options, Restricted Stock Awards, and Other Stock-Based Awards are not being assumed or continued:

(i)	All outstanding shares of Restricted Stock shall be deemed to have vested,

(ii)	Either of the following two actions shall be taken:

(A)
fifteen days prior to the scheduled consummation of a Corporate Transaction, all Options outstanding hereunder shall become immediately exercisable and shall remain exercisable for a period of fifteen days, or

(B)
the Committee may elect, in its sole discretion, to cancel any outstanding Awards of Options or Restricted Stock and pay or deliver, or cause to be paid or delivered, to the holder thereof an amount in cash or securities having a value (as determined by the Committee acting in good faith), in the case of Restricted Stock, equal to the formula or fixed price per share paid to holders of shares of Stock and, in the case of Options, equal to the product of the number of shares of Stock subject to the Option (the “Award Shares”) multiplied by the amount, if any, by which (I) the formula or fixed price per share paid to holders of shares of Stock pursuant to such transaction exceeds (II) the Option Price Exercise Price applicable to such Award Shares.

(iii)
With respect to the Company’s establishment of an exercise window, (i) any exercise of an Option during such fifteen-day period shall be conditioned upon the consummation of the event and shall be effective only immediately before the consummation of the event, and (ii) upon consummation of any Corporate Transaction, the Plan and all outstanding but unexercised Options shall terminate. The Committee shall send notice of an event that will result in such a termination to all individuals who hold Options not later than the time at which the Company gives notice thereof to its stockholders.

(b)
Corporate Transaction in which Awards are Assumed. The Plan, Options, Restricted Stock Awards, and Other Stock-Based Awards theretofore granted shall continue in the manner and under the terms so provided in the event of any Corporate Transaction to the extent that provision is made in writing in connection with such Corporate Transaction for the assumption or continuation of the Options, Restricted Stock Awards, and Other Stock-Based Awards theretofore granted, or for the substitution for such Options, Restricted Stock Awards, and Other Stock-Based Awards for new common stock options and restricted stock relating to the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number of shares (disregarding any consideration that is not common stock) and option exercise prices in accordance with the provisions of Sections 5(b) and 10(c) and Treasury Regulation Section.1.409A-1(b)(5)(v)(D).

Section 9.	Additional Award Forfeiture Provisions.

The Committee may condition a Participant’s right to receive a grant of an Award, to exercise the Award, to receive a settlement or distribution with respect to the Award or to retain cash, Stock, other Awards, or other property acquired in connection with an Award, upon compliance by the Participant with specified conditions that protect the business interests of the Company and its Subsidiaries and affiliates from harmful actions of the Participant, including conditions relating to non-competition, confidentiality of information relating to or possessed by the Company, non-solicitation of customers, suppliers, and employees of the Company, cooperation in litigation, non-disparagement of the Company and its Subsidiaries and affiliates and the officers and directors of the Company and its Subsidiaries and affiliates, and other restrictions upon or covenants of the Participant, including during specified periods following termination of employment or service to the Company.  Accordingly, an Award Agreement may include terms providing for a “clawback” or forfeiture from the Participant of the profit or gain realized by a Participant in connection with an Award, including cash or other proceeds received upon sale of Stock acquired in connection with an Award.

Section 10.	General Provisions.

(a)	Compliance with Legal and Other Requirements.

(i)
The Company may, to the extent deemed necessary or advisable by the Committee, postpone the issuance or delivery of Stock or payment of other benefits under any Award until completion of such registration or qualification of such Stock or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Stock or other securities of the Company are listed or quoted, or compliance with any other obligation of the Company, as the Committee may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Stock or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations.  The foregoing notwithstanding, in connection with the occurrence of a Corporate Transaction, the Company shall take or cause to be taken no action, and shall undertake or permit to arise no legal or contractual obligation, that results or would result in any postponement of the issuance or delivery of Stock or payment of benefits under any Award or the imposition of any other conditions on such issuance, delivery or payment, to the extent that such postponement or other condition would represent a greater burden on a Participant than existed on the 90th day preceding the Corporate Transaction.

(ii)
If the Participant is subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended, the grant of this Option shall not be effective until such person complies with the reporting requirement of Section 16(a).

(b)	Limits on Transferability; Beneficiaries.

(i)
Awards granted under the Plan shall not be transferable other than by will or by the laws of descent, and Options may be exercised as provided for under Section 6(b).  A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant (except in the case of an Option which is governed by Section 6(b)) shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.  Any attempted sale, pledge, assignment, hypothecation or other transfer of an Award contrary to the provisions hereof and the levy of any execution, attachment or similar process upon an Award shall be null and void and without force or effect and shall result in automatic termination of the Award.

(ii)
(A) As a condition to the transfer of any shares of Stock issued upon exercise of an Award granted under this Plan, the Company may require an opinion of counsel, satisfactory to the Company, to the effect that such transfer will not be in violation of the Securities Act of 1933 or any other applicable securities laws or that such transfer has been registered under federal and all applicable state securities laws; (B) further, the Company shall be authorized to refrain from delivering or transferring shares of Stock issued under this Plan until the Board determines that such delivery or transfer will not violate applicable securities laws and the Participant has tendered to the Company any federal, state or local tax owed by the Participant as a result of exercising the Award, or disposing of any Stock, when the Company has a legal liability to satisfy such tax; (C) the Company shall not be liable for damages due to delay in the delivery or issuance of any stock certificate for any reason whatsoever, including, but not limited to, a delay caused by listing requirements of any securities exchange or any registration requirements under the Securities Act of 1933, the Securities Exchange Act of 1934, or under any other state or federal law, rule or regulations; (D) the Company is under no obligation to take any action or incur any expense in order to register or qualify the delivery or transfer of shares of Stock under applicable securities laws or to perfect any exemption from such registration or qualification; and (E) furthermore, the Company will have no liability to any Participant for refusing to deliver or transfer shares of Stock if such refusal is based upon the foregoing provisions of this Section.

(c)
Effect of Certain Changes.  In the event of any merger, reorganization, consolidation, recapitalization, share dividend, share split, combination of shares or other change in corporate structure of the Company affecting the Stock, the Committee shall make appropriate or proportionate substitution or adjustment in: (i) the aggregate number of Stock reserved for issuance under the Plan, (ii) the number and kind of shares of Stock or other securities subject to any then outstanding Awards issued under the Plan; (iii) the price of the shares of Stock subject to outstanding Stock Options granted under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options) as to which such Stock Options remain exercisable; and (iv) the repurchase price per share subject to each outstanding Restricted Stock Award and any other outstanding Awards granted under the Plan. Notwithstanding the foregoing, any substitution or adjustment by the Committee shall comply with Treasury Regulations Sections 1.409A-1(b)(5)(v)(D) and 1.424-1(a) (except 1.424-1(a)(2)) which will be deemed to be satisfied if the ratio of the exercise price to the Fair Market Value of the shares subject to the Awards immediately after the substitution or adjustment is not greater than the ratio of the exercise price to the Fair  Market Value of the shares subject to the Stock right immediately before the substitution or adjustment. The Committee’s substitution or adjustment shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan as a result of any such substitution or adjustment; but the Committee may, in its sole discretion, authorize a cash payment to be made to the Participant in lieu of fractional shares.

(d)	Tax Provisions.

(i)
Withholding.  The Committee shall so require, as a condition of exercise, each Participant to agree that:  (A) no later than the date of exercise of any Option granted hereunder, the optionee will pay to the Company or make arrangements satisfactory to the Committee regarding payment of any federal, state or local taxes of any kind required by law to be withheld upon the exercise of such Option; and (B) the Company shall, to the extent permitted or required by law, have the right to deduct federal, state and local taxes of any kind required by law to be withheld upon the exercise of such Option from any payment of any kind otherwise due to the Participant.  For withholding tax purposes, the shares of Stock shall be valued on the date the withholding obligations are incurred.  The Company shall not be obligated to advise any optionee of the existence of any such tax or the amount that the Company will be so required to withhold.

(ii)
Required Consent to and Notification of Code Section 83(b) Election.  No election under Code Section 83(b) or under a similar provision of the laws of a jurisdiction outside the United States may be made unless expressly permitted by the terms of the Award Agreement or by action of the Committee in writing prior to the making of such election.  In any case in which a Participant is permitted to make such an election in connection with an Award, the Participant shall notify the Company of such election within ten days of filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to regulations issued under Code Section 83(b) or other applicable provision.

(iii)
Requirement of Notification upon Disqualifying Disposition under Code Section 421(b). If any Participant shall make any disposition of shares of Stock delivered pursuant to the exercise of an ISO under the circumstances described in Code Section 421(b) (i.e., a disqualifying disposition), such Participant shall notify the Company of such disposition within ten days thereof.

(iv)
Contest of Tax Rulings.  The Company shall have the right, but not the obligation, to contest, at its expense, any tax ruling or decision, administrative or judicial, on any issue which is related to the Plan and which the Board believes to be important to holders of Options issued under the Plan and to conduct any such contest or any litigation arising therefrom to a final decision.

(e)
Changes to the Plan.  The Board at any time and from time to time may suspend, terminate, modify or amend the Plan; provided, however, that the Company shall submit for the approval of a majority of the stockholders of the Company presented or represented and entitled to vote at a duly constituted and held meeting of the stockholders, any amendment that would:  (i) materially increase the benefits accruing to Participants under the Plan, (ii) increase the number of shares of Stock as to which Awards may be granted under the Plan, (iii) extend the term of the Plan,  (iv) materially modify the requirements as to eligibility for participation in the Plan, (v) expand the types of Awards provided under the Plan, or (vi) be otherwise required by applicable laws, regulations or rules. Any such increase or modification that may result from adjustments authorized by Section 10(c) hereof shall not require such approval.  In addition, no such amendment or alteration shall be made which would impair the rights of any Participant, without such Participant’s written consent, under any Award theretofore granted, provided that no such consent shall be required with respect to any amendment or alteration either (i) is required or advisable in order for the Company, the Plan or the Award to satisfy or conform to any law or regulation or to meet the requirements of any accounting standard, or (ii) is not reasonably likely to significantly diminish the benefits provided under such Award, or that any such diminishment is adequately compensated.

(f)
Unfunded Status of Awards, Creation of Rabbi Trusts. The Plan is intended to constitute an “unfunded” plan for equity incentive compensation. With respect to any payments not yet made to a Participant or obligations to deliver Stock pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided that the Committee may authorize the creation of rabbi trusts and deposit therein cash, Stock, other Awards or other property, or make other arrangements to meet the Company’s obligations under the Plan. Such trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines.

(g)
Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive or compensation arrangements, apart from the Plan, as it may deem desirable, including incentive or compensation arrangements and awards that do not qualify under Code Section 162(m) or to which Code Section 409A does apply, and such other arrangements may be either applicable generally or only in specific cases.

(h)
Payments in the Event of Forfeitures; Fractional Shares.  Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash consideration, the Participant shall be repaid the amount of such cash consideration.  No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award.  The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(i)
Governing Law.  The validity, construction, and effect of the Plan, any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the State of Nevada, without giving effect to principles of conflicts of laws, and applicable provisions of federal law.

(j)
Limitation on Rights Conferred Under The Plan.  Neither the Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or a Subsidiary or affiliate, (ii) interfering in any way with the right of the Company or a Subsidiary or affiliate to terminate any Eligible Person’s or Participant’s employment or service at any time (subject to the terms and provisions of any separate written agreements), (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and employees, or (iv) conferring on a Participant any of the rights of a stockholder of the Company unless and until the Participant is duly issued or transferred shares of Stock in accordance with the terms of an Award.  Any Award shall not be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any Subsidiary or affiliate and shall not affect any benefits under any other benefit plan under which the availability or amount of benefits is related to the level of compensation (unless required by any such other plan or arrangement with specific reference to Awards under this Plan).

(k)
Termination of Right of Action.  Every right of action arising out of or in connection with the Plan by or on behalf of the Company or of any Subsidiary, or by any stockholder of the Company or of any Subsidiary against any past, present or future member of the Board, or against any employer, or by an employee (past, present or future) against the Company or any Subsidiary will, irrespective of the place where an action may be brought and irrespective of the place of residence of any such stockholder, director or employee, cease and be barred as of the expiration of three years from the date of the act or omission in respect of which such right of action is alleged to have risen.

(l)
Assumption.  The terms and conditions of any outstanding Awards granted pursuant to this Plan shall be assumed by, be binding upon and inure to the benefit of any successor company to the Company and shall continue to be governed by, to the extent applicable, the terms and conditions of this Plan.  Such successor Company shall not be otherwise obligated to assume this Plan.

(m)
Severability; Entire Agreement. If any of the provisions of this Plan or any Award Agreement is finally held to be invalid, illegal or unenforceable (whether in whole or in part), such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability, and the remaining provisions shall not be affected thereby; provided, that, if any of such provisions is finally held to be invalid, illegal, or unenforceable because it exceeds the maximum scope determined to be acceptable to permit such provision to be enforceable, such provision shall be deemed to be modified to the minimum extent necessary to modify such scope in order to make such provision enforceable hereunder.  The Plan and any Award Agreements contain the entire agreement of the parties with respect to the subject matter thereof and supersede all prior agreements, promises, covenants, arrangements, communications, representations and warranties between them, whether written or oral with respect to the subject matter thereof.  No rule of strict construction shall be applied against the Company, the Committee, or any other person in the interpretation of any terms of the Plan, Award, or agreement or other document relating thereto.

(n)	Adoption.

This Plan was approved by the Board of Directors of the Company at a meeting on July 2, 2012.

SEVEN ARTS ENTERTAINMENT INC.

By:	/s/ Peter M. Hoffman
Name: Peter M. Hoffman
Title: CEO